EXHIBIT 10u




                             ASSIGNMENT OF LEASE(S)

         KNOW  ALL  MEN  BY  THESE  PRESENTS,   this  for  value  received,  the
undersigned does hereby assign, transfer, convey and set over unto CVN ASSOCIATES L.P., a New Jersey limited partnership, all of the right, title and interest of the undersigned in and to a certain Lease Agreement between HOLLYWOOD COURT ASSOCIATES, as Landlord, and ABLE LABORATORIES, INC. , as Tenant, which Lease Agreement is dated November 29, 1984, and which Lease commenced on January 25, 1985 and is for a term of five (5) years, for premises known as 6 Hollywood Court, South Plainfield, Middlesex County, New Jersey.

         IN WITNESS WHEREOF, the undersigned has hereunto set its hand and seal this 4th day of April, 1989.


WITNESS:                                    HOLLYWOOD COURT ASSOCIATES

/s/ Ernest Lebowitz                               /s/ Jacob Burstyn
_______________________________             By: ______________________________
Ernest Lebowitz                                  Jacob Burstyn,
                                                 General Partner

                                            By:  Markwest Partners Limited,
                                                 General Partner


                                                      /s/ Jesse S. Weissberg
                                                 By:___________________________
                                                      Jesse S. Weissberg,
                                                      Authorized Partner